SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    December 10, 2003

MICROSTRATEGY INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24435	51-0323571
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

1861 International Drive McLean, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure.

On December 10, 2003, MicroStrategy Incorporated (the “Company”) issued a press release announcing that it had filed a patent infringement lawsuit against Crystal Decisions, Inc. in the United States District Court for the District of Delaware. The lawsuit alleges that Crystal willfully infringes three patents issued to the Company relating to: (i) asynchronous control of report generation using a web browser (United States Patent No. 6,279,033); (ii) management of an automatic OLAP report broadcast system (United States Patent No. 6,567,796); and (iii) providing business intelligence web content with reduced client-side processing (United States Patent No. 6,658,432). The lawsuit seeks monetary damages and injunctive relief. The Company does not expect that its prosecution of its claims against Crystal will have a material effect on the Company’s general and administrative expenses or results of operations in future periods. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit	Document

	99.1	Press release regarding the Company’s patent infringement lawsuit against Crystal Decisions, Inc., dated as of December 10, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2003	MicroStrategy Incorporated (Registrant)

	By:	/S/ ERIC F. BROWN

	Name:	Eric F. Brown
	Title:	President and Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press release regarding the Company’s patent infringement lawsuit against Crystal Decisions, Inc., dated as of December 10, 2003.